Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934


                         Date of Report January 30, 2004
                        (Date of earliest event reported)



                               CE Generation, LLC
             (Exact name of registrant as specified in its charter)



    Delaware                        333-89521                      47-0818523
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(State or other                 (Commission File                 (IRS Employer
 jurisdiction of                    Num                      Identification No.)
 incorporation or
 organization)


 302 South 36th Street, Suite 400           Omaha, NE              68131
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:       (402) 341-4500
                                                   -----------------------------





                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         CE Generation, LLC reported today that its indirect subsidiary, Salton Sea Funding Corporation ("Funding Corporation"), has notified the holders of Funding Corporation's 7.475% Senior Secured Series F Bonds due November 30, 2018 of the redemption of an aggregate principal amount of $136,383,000 of such Bonds, pro rata, in part, at a redemption price of 100% of such aggregate outstanding principal amount, plus accrued interest to the redemption date of March 1, 2004. The redemption is made pursuant to Section 2(j) of Funding Corporation's Fourth Supplemental Indenture at the option of Funding Corporation as substantial completion of the Zinc Recovery Project owned by CalEnergy Minerals LLC ("CalEnergy Minerals") has not occurred and CalEnergy Minerals has used reasonable efforts to cause such Zinc Recovery Project to achieve substantial completion on or prior to its guaranteed substantial completion date. Funding Corporation expects to make a demand on MidAmerican Energy Holdings Company ("MidAmerican") for the amount remaining on MidAmerican's guarantee of the Series F Bonds in order to fund the redemption. Upon such expected demand and payment under MidAmerican's guarantee, MidAmerican will have no further payment obligation thereunder.


FORWARD LOOKING STATEMENTS

         Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

        None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 CE GENERATION, LLC

Dated:  January 30, 2004                         By:      /s/  Paul J. Leighton
                                                    ----------------------------
                                                               Paul J. Leighton
                                                               Secretary